Exhibit 99.1

                               FOURTH AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of September 30, 2005, by and among Interface, Inc., Interface Europe Ltd., and Interface Europe B.V. (each a "Borrower" and, collectively, the "Borrowers"); the "Subsidiary L/C Account Parties" listed on the signature pages hereto; the "Lenders" listed on the signature pages hereto; and Wachovia Bank, National Association, as Domestic Agent, Multicurrency Agent and Collateral Agent (in each of such capacities, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrowers, the Subsidiary L/C Account Parties, the Lenders, the L/C Issuers, and the Agent executed and delivered that certain Fifth Amended and Restated Credit Agreement dated as of June 17, 2003, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of March 30, 2004, that certain Second Amendment to Fifth Amended and Restated Credit Agreement and Waiver dated as of December 29, 2004, and that certain Third Amendment to Fifth Amended and Restated Credit Agreement dated as of June 14, 2005 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have requested, and the Agent, the Lenders, and the L/C Issuers have, subject to the terms and conditions set forth herein, agreed to, certain amendments to the Credit Agreement as described below;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Subsidiary L/C Account Parties, the Lenders party hereto, the L/C Issuers party hereto, and the Agent hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendments to Credit Agreement.

         (a) Schedule 6.18 of the Credit Agreement is hereby amended by deleting Item B under the Section entitled "Other Indebtedness" in its entirety and substituting the following therefor:

                           B. [Reserved]

         (b) Schedule 6.18 of the Credit Agreement is hereby amended by deleting Item G under the Section entitled "Other Indebtedness" in its entirety and substituting the following therefor:

                           G. [Reserved]

         (c) Schedule 6.18 of the Credit Agreement is hereby amended by deleting Item L under the Section entitled "Other Indebtedness" in its entirety and substituting the following therefor:

                           L. [Reserved]

         (d) Schedule 8.01(m) to this Amendment is hereby deemed added to the Credit Agreement as Schedule 8.01(m) to the Credit Agreement.

         (e) Section 8.01(m) of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                           (m) (i) Indebtedness described on Schedule 8.01(m)
                  attached hereto, and the extension, renewal, and replacement thereof for principal amounts not in excess of the respective principal amounts shown on Schedule 8.01(m), and (ii) other Indebtedness (but not Intercompany Loans or Investments permitted by Sections 8.05(c)) at any one time outstanding not to exceed $10,000,000.

         (f) Section 8.02(a) of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                           (a) (i) Liens existing on the Closing Date and not
                  otherwise permitted under this Section 8.02, as more particularly described on Schedule 8.02;

                               (ii) liens on the assets of Interface Australia
                  Pty Ltd., Interface Australia Holdings Pty Ltd., Interface Manufacturing Pty Ltd., and Interface Services Pty Ltd., securing the obligations of such entities with respect to the Indebtedness described on Schedule 8.01(m);

                               (iii) liens on the assets of Interface Europe
                  B.V., Interface Scherpenzeel B.V., Interface Nederland B.V., Interface Flooring B.V., Interface Belgium B.V., Interface International B.V., Interface Eastern Europe B.V., and Heuga Home Flooring B.V., securing the obligations of such entities with respect to the Indebtedness described on Schedule 8.01(m); and

                               (iv) liens on the assets of Interface Flooring
                  Systems (Canada), Inc., securing the obligations of such entity with respect to the Indebtedness described on Schedule 8.01(m).

         3. Restatement of Representations and Warranties. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and after giving effect to the terms of this Amendment.

         4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Subsidiary L/C Account Parties. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         5. Ratification. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         8. No Default. To induce the Agent, the Lenders party hereto, and the L/C Issuers party hereto to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Subsidiary L/C Account Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default (including, without limitation, with respect to Section 9.06 of the Credit Agreement as it relates to the Senior Subordinated Notes Indenture, the Existing Senior Notes Indenture, and the Additional Senior Notes Indenture) and (ii) no right of offset, defense, counterclaim, claim or objection in favor of any of the Borrowers or any of the Subsidiary L/C Account Parties arising out of or with respect to any of the Loans or other obligations of the Borrowers or the Subsidiary L/C Account Parties owed to the Lenders or the L/C Issuers under the Credit Agreement or the other Credit Documents.

         9. Further Assurances. Each of the Borrowers and the Subsidiary L/C Account Parties agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         10. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof, other than Section 5-1401 of the New York General Obligations Law).

         11. Conditions Precedent. This Amendment shall become effective only upon execution and delivery of (i) this Amendment by each of the Borrowers, each of the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Required Lenders, and the L/C Issuers and (ii) the acknowledgement and agreement of the other Credit Parties in the form attached hereto.

                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, each of the Borrowers, the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Lenders, and the L/C Issuers has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    WACHOVIA BANK, NATIONAL

                                    ASSOCIATION, as Domestic Agent,
                                    Multicurrency Agent, Collateral Agent,
                                    Domestic L/C Issuer, UK Multicurrency L/C
                                    Issuer, and as a Lender


                                    By:      /s/ Joseph L. White
                                        ----------------------------------------

                                    Name:    Joseph L. White
                                          --------------------------------------

                                    Title:   Director
                                             -----------------------------------


                                    BANK OF AMERICA, N.A., (as successor in
                                    interest to Fleet Business Capital
                                    Corporation), as a Lender


                                    By:      /s/ Sherry Lail
                                          --------------------------------------

                                    Name:    Sherry Lail
                                          --------------------------------------

                                    Title:   SVP
                                             -----------------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION (for itself and as successor in interest to Transamerica Business Capital Corporation), as a Lender


                                    By:      /s/ William R. Doolittle
                                        ----------------------------------------

                                    Name:    William R. Doolittle
                                          --------------------------------------

                                    Title:   Duly Authorized Signatory

                                    THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender


                                    By:      /s/ M. Kim Carpenter
                                        ----------------------------------------

                                    Name:    M. Kim Carpenter
                                          --------------------------------------

                                    Title:   Vice President
                                           -------------------------------------


                                    SIEMENS FINANCIAL SERVICES, INC., as a
                                    Lender


                                    By:      /s/ Frank Amodio
                                        ----------------------------------------

                                    Name:    Frank Amodio
                                          --------------------------------------

                                    Title:   Vice President - Credit
                                           -------------------------------------

                                    BORROWERS:
                                    ----------

                                    INTERFACE, INC.



                                    By:      /s/ Patrick C. Lynch
                                        ----------------------------------------

                                    Name:    Patrick C. Lynch
                                          --------------------------------------

                                    Title:   Vice President
                                           -------------------------------------

                                    INTERFACE EUROPE B.V.
                                    INTERFACE EUROPE LTD.


                                    By:      /s/ Raymond S. Willoch
                                        ----------------------------------------

                                    Name:    Raymond S. Willoch
                                          --------------------------------------

                                    Title:   Director
                                           -------------------------------------


                                    SUBSIDIARY L/C ACCOUNT PARTIES:
                                    -------------------------------

                                    INTERFACE FLOORING SYSTEMS, INC.
                                    INTERFACE FABRICS, INC.
                                    INTERFACE ARCHITECTURAL RESOURCES, INC.



                                    By:      /s/ Patrick C. Lynch
                                        ----------------------------------------

                                    Name:    Patrick C. Lynch
                                          --------------------------------------

                                    Title:   Vice President
                                           -------------------------------------

         ACKNOWLEDGMENT AND AGREEMENT OF OTHER CREDIT PARTIES

Each of the following has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written, thereby evidencing its acknowledgement and agreement to the same and its reaffirmation (in light of the content of such Amendment) of all of its obligations and covenants under the Credit Documents to which it is a party (including, without limitation, the Domestic Guaranty Agreements or UK Guaranty and Security Agreement):

                                    OTHER CREDIT PARTIES:
                                    --------------------

                                    BENTLEY PRINCE STREET, INC. (f/k/a BENTLEY
                                       MILLS, INC.)
                                    BENTLEY MILLS, INC. (f/k/a BENTLEY ROYALTY
                                       COMPANY)
                                    INTERFACE FABRICS ELKIN, INC. (f/k/a
                                       CHATHAM, INC.)
                                    COMMERCIAL FLOORING SYSTEMS, INC.
                                    FLOORING CONSULTANTS, INC.
                                    INTERFACE FABRICS GUILFORD, INC. (f/k/a
                                       GUILFORD OF MAINE, INC.)
                                    INTERFACE AMERICAS, INC.
                                    INTERFACE ARCHITECTURAL RESOURCES, INC.
                                    INTERFACE FABRICS, INC.
                                    INTERFACE FABRICS MARKETING, INC. (f/k/a
                                    INTERFACE FABRICS GROUP MARKETING COMPANY)
                                    INTERFACE OVERSEAS HOLDINGS, INC.
                                    INTERFACE TEKNIT, INC.
                                    INTERFACEFLOR, INC.
                                    INTERFACE GLOBAL COMPANY APS
                                    PANDEL, INC.
                                    QUAKER CITY INTERNATIONAL, INC.
                                    RE:SOURCE AMERICAS ENTERPRISES, INC.
                                    RE:SOURCE MINNESOTA, INC.
                                    RE:SOURCE NORTH CAROLINA, INC.
                                    RE:SOURCE NEW YORK, INC.
                                    RE:SOURCE OREGON, INC.
                                    RE:SOURCE SOUTHERN CALIFORNIA, INC.
                                    RE:SOURCE WASHINGTON, D.C., INC.
                                    SOUTHERN CONTRACT SYSTEMS, INC.
                                    SUPERIOR/REISER FLOORING RESOURCES, INC.
                                    INTERFACE FABRICS FINISHING, INC.



                                    By:      /s/ Patrick C. Lynch
                                        ----------------------------------------

                                    Name:    Patrick C. Lynch
                                          --------------------------------------

                                    Title:   Vice President
                                          --------------------------------------

                                    STRATEGIC FLOORING SERVICES, INC.


                                    By:      /s/ Keith E. Wright
                                        ----------------------------------------

                                    Name:    Keith E. Wright
                                          --------------------------------------

                                    Title:   Treasurer
                                           -------------------------------------

                                    INTERFACE REAL ESTATE HOLDINGS, LLC,
                                    By:   BENTLEY PRINCE STREET, INC. (F/K/A
                                          BENTLEY MILLS, INC.), its sole member


                                    By:      /s/ Patrick C. Lynch
                                        ----------------------------------------

                                    Name:    Patrick C. Lynch
                                          --------------------------------------

                                    Title:   Vice President

                                    INTERFACE AMERICAS HOLDINGS, LLC,
                                    By:  INTERFACE, INC., its manager


                                    By:      /s/ Patrick C. Lynch
                                        ----------------------------------------

                                    Name:    Patrick C. Lynch
                                          --------------------------------------

                                    Title:   Vice President


                                    INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES,
                                      LLC,
                                    By:  INTERFACE FLOORING SYSTEMS, INC., its
                                            sole member


                                   By:      /s/ Patrick C. Lynch
                                       -----------------------------------------

                                   Name:    Patrick C. Lynch
                                         ---------------------------------------

                                   Title:   Vice President
                                          --------------------------------------

                                    INTERFACE FABRICS LIMITED


                                    By:      /s/ Raymond S. Willoch
                                        ----------------------------------------

                                    Name:    Raymond S. Willoch
                                          --------------------------------------

                                    Title:   Director
                                           -------------------------------------